SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         Form 8-K


                                       CURRENT REPORT


                             PURSUANT TO SECTION 13 or 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported) September 19, 1998


                          SETO HOLDINGS, INC.
         (exact name of Registrant as specified in its charter)




           NEVADA                 33-5820-LA     77-00882545
(State or other jurisdiction of  Commission  (I.R.S. Employer
incorporation or organization)    File No.   identification number)



       554 North State Road, Briarcliff Manor, New York 10510
                                     (Address of principal executive offices)



Registrant's telephone number, including area code:  914-923-5000


                         SEMICON TOOLS, INC.
     Former name or former address, if changed since last report





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ITEM 1.           Changes in Control of Registrant

                  A change in control of SETO Holdings, Inc. (the "Company") occurred on September 19, 1998, effective as of September 15, 1998, as a result of the Company's receipt of 10,000,000 shares of its Common Stock as the consideration for its sale of all of the outstanding capital stock of its Teik Tatt Holding Co., (1979) Sdn. Bhd. ("TTH") subsidiary as described in Item 2 below. TTH manufactures rubber bands and plastic rope and twine and recycles plastics and non-ferrous and precious metals. As a result of the Company's sale of TTH and the reduction in the number of the Company's outstanding Common Stock, Eugene Pian, the Company's President and beneficial owner of 5,126,113 shares, or 45%, of the Company's outstanding Common Stock, may be deemed to have acquired control of the Company.


ITEM 2.           Acquisition or Disposition of Assets

                  On September 19, 1998, effective as of September 15, 1998, the Company sold all of the issued and outstanding capital stock of TTH to Tan Khay Swee in exchange for 10,000,000 shares of the Company's Common Stock. The Company had acquired TTH from Mr. Swee in exchange for 10,000,000 shares of its Common Stock on November 26, 1997. The Company did not retain any investment banker in this sale.

                  After giving effect to the disposition of TTH, the Company's business is as follows:

                  1. Semicon Tools, Inc., a New York diamond tool manufacturer and distributor of wafer fabrication supplies to the semiconductor industry, with manufacturing and distribution facilities in Malaysia and the United States.

                  2. East Coast Sales Co., a New York technical ceramic fabricator and distributor to the aerospace, defense, detection device and electronic industries.

                  3. DTI Technology Sdn. Bhd., a Penang, Malaysia diamond tool manufacturer and distributor to all of Asia, as well as STI, for the semiconductor, optical and machine tool industry.

                  4. Fuji Fabrication Sdn. Bhd., a Penang, Malaysia cellular phone battery manufacturer and distributor to Malaysia, Hong Kong and the Philippines.

                  5. Southsonic Corporation Sdn. Bhd., a Penang, Malaysia manufacturer of high-end consumer electronic audio components and entertainment systems sold in Malaysia and South Africa.


ITEM 5.           Other Events

                  On October 2, 1998, the Company changed its name to SETO Holdings, Inc.

                                                         2

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ITEM 7.           Financial Statements and Exhibits

                  (b)      Pro Forma Financial Information.

                           It is impracticable for the Company to file herewith the required pro forma financial information. The Company will file said pro forma financial information within 75 days of the event reported in
                           Item 2 hereof.

                  (c)      Exhibits.

                           1.       Agreement between the Company
                                    and Tan Khay Swee, dated as
                                    of September 15, 1998.



                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 1998                          SETO HOLDINGS, INC.



                                                  By: /s/ Eugene Pian
                                                     Eugene Pian, President



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   EXHIBIT 1

                  AGREEMENT (the "Agreement") dated as of September 15, 1998 (the "Closing Date") by and between SEMICON TOOLS, INC.
("Semicon") and TAN KHAY SEE (the "Stockholder").
                  WHEREAS, (i) Semicon is a corporation organized and
existing  under the laws of the State of  Nevada;  (ii) TEIK TATT  HOLDING  CO.,
(1979) SDN BHD. ("TTH") is a corporation organized and existing under the laws of Malaysia and (iii) Semicon is the owner of all of the issued and outstanding shares of capital stock of TTH (the "TTH Shares"); and
                  WHEREAS, as a result of the adverse economic conditions that have occurred in Southeast Asia in general and Malaysia in particular Semicon and Stockholder agree that TTH should no longer be owned by a foreign entity; and
                  WHEREAS, the Stockholder, a Malaysian resident, wishes to purchase from Semicon, and Semicon wishes to sell to the Stockholder the TTH Shares upon the terms and conditions hereinafter set forth.
                  NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
         Article I.   Sale and Purchase of the TTH Shares.
                  1.1 Sale and Purchase of the TTH Shares. Semicon does hereby sell and deliver to Stockholder, and Stockholder does hereby purchase from Semicon, all of the TTH Shares for a purchase price

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equal to 10,000,000  shares of Semicon's  common stock (the  "Semicon  Shares").
Semicon hereby delivers to Stockholder certificates evidencing the TTH Shares endorsed, or accompanied by a stock power executed by Semicon transferring such Shares, to Stockholder and accompanied by all applicable stock transfer tax stamps relative to said certificates.
                  1.2 Payment of Purchase Price. Simultaneously with its receipt
of  the  TTH  Shares,   Stockholder  hereby  delivers  to  Semicon  certificates
evidencing the Semicon Shares endorsed, or accompanied by a stock power executed by Stockholder transferring such Shares, to Stockholder and accompanied by all applicable stock transfer tax stamps relative to said certificates.
         Article II.  Representations and Warranties of Semicon.
Semicon represents and warrants to Stockholder as follows:
                  2.1 Organization. Semicon is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly authorized to carry on its business where and as now conducted and to own, lease and operate properties as it now does. TTH is a corporation duly organized and validly existing under the laws of Malaysia. The sole subsidiaries of TTH are Teik Siang Industries Sdn. Bhd. and Teik Tatt Industries (Vietnam) Co. Ltd.
                  2.2 Authorization. (a) Semicon has full power and authority to enter into this Agreement and to perform this Agreement in accordance with its terms; the execution, delivery and performance of this Agreement by Semicon has been duly authorized

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by its Board of  Directors;  Semicon  is not bound by any  contractual  or other obligation that would be violated by its execution and performance of this Agreement; and this Agreement is a valid and binding obligation of Semicon enforceable in accordance with its terms.
                           (b)      Neither the execution and delivery of this
Agreement  nor  the   consummation  by  Semicon  of  any  of  the   transactions
contemplated herein nor compliance by it with the terms, conditions and provisions hereof or of any agreement or instrument contemplated hereby will (i) conflict with, result in a breach of, or constitute an event of default under
(1) its certificate of incorporation or by-laws, (2) any material instrument, agreement, lease, license, franchise, permit, or other authorization, right, or obligation to which it is a party or any of its properties is subject or by which they are bound, or (3) any statute, ordinance, rule, regulation, judgment, order, award or decree applicable to it or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body in Malaysia or elsewhere.
                  2.3  Governmental  Consents  and  Approvals.   The  execution,
delivery and performance of this Agreement by Semicon requires no action by or in respect of, or filing with, any governmental body, agency, official or authority in Malaysia or elsewhere.

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                  2.4  Ownership of TTH Shares.  Semicon is the record owner and the beneficial owner of the TTH Shares as of the date hereof. Semicon owns all of the TTH Shares free and clear of all liens and encumbrances, and it has the full and complete right and power to dispose of said Shares in accordance with the terms of this Agreement. Semicon is transferring to Stockholder the TTH Shares free and clear of all liens and encumbrances.
                  2.5 No Finder. Semicon has not employed or utilized the services of any broker, finder or other intermediary in connection with this Agreement or the transaction contemplated by this Agreement.
         Article III. Representations and Warranties of Stockholder. Stockholder represents and warrants to Semicon as follows:
                  3.1      Authority, Etc.
                           (a)      Stockholder has full power and authority and
legal capacity to enter into this Agreement and to perform this Agreement in accordance with its terms; Stockholder is not bound by any contractual or other obligation that would be violated by his execution and performance of this Agreement; and this Agreement is a valid and binding obligation of Stockholder enforceable in accordance with its terms.
                           (b)      Neither the execution and delivery of this
Agreement nor the consummation by Stockholder of any of the transactions contemplated herein nor compliance by Stockholder with the terms, conditions and provisions hereof or of any agreement or instrument contemplated hereby will (i) conflict with, result in a

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breach of, or  constitute  an event of default  under any  material  instrument, agreement, lease, license, franchise, permit, judgment, order, award, decree or other authorization, right, or obligation to which Stockholder is a party or any of his properties is subject or by which they are bound, or any statute, ordinance, rule or regulation applicable to Stockholder, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body in Malaysia or elsewhere.
                           (c)      For more than the past ten years Stockholder
has been the most senior executive of TTH and has been intimately involved with and fully knowledgeable about its business, assets, liabilities and financial condition. Accordingly, Stockholder has not required Semicon to make any of the representations and warranties customarily made by the seller of a business, and Stockholder is acquiring the business of TTH, as represented by the TTH Shares, "as is, where is."
                  3.2  Governmental  Consents  and  Approvals.   The  execution,
delivery and performance of this Agreement by Stockholder requires no action by or in respect of, or filing with, any governmental body, agency, official or authority in Malaysia or elsewhere.
                  3.3 Ownership of Semicon Shares. Stockholder is the record owner and the beneficial owner of the Semicon Shares as of the date hereof. Stockholder owns all of the Semicon Shares free and clear of all liens and encumbrances, and he has the full and

                                                       - 5 -

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complete right and power to dispose of said Shares in accordance  with the terms of this Agreement. Stockholder is transferring to Semicon all of the Semicon Shares free and clear of all liens and encumbrances.
                  3.4 No Finder. Stockholder has not employed or utilized the services of any broker, finder or other intermediary in connection with this Agreement or the transactions contemplated by this Agreement.
         Article IV.  Survival of Representations and Indemnity.
                  4.1 Survival. The representations, warranties, covenants and agreements by the parties shall survive the Closing Date for a period of two (2) years.
         Article V.  Indemnification.
                        (a) The Stockholder and Semicon do hereby agree to indemnify, defend and hold harmless each other from and against any and all claims, demands, damages, losses, injuries, liabilities, penalties, costs, expenses (including without limitation reasonable attorneys' fees), suits, actions, investigations, judgments and fees which may be imposed upon, incurred or suffered by or asserted against it arising out of or in connection with any one or more of the following:
                                    (i) any  failure to  perform or comply  with
                  any agreements, obligations or undertakings to be performed by the Stockholder on the one hand, and by Semicon on the other hand, pursuant to this Agreement; and

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                                    (ii)  any  breach  of  any   representation,
                  warranty, covenant or agreement made in this Agreement, or in respect of the facts associated therewith, by the Stockholder on the one hand, and by Semicon on the other hand.
                           (b)  Notwithstanding subparagraph (a) of this
Section 5(b), no indemnifying party shall have liability under this Section 5(b) with respect to any single or aggregate claim for less than US$50,000.
                           (c)      A party seeking indemnification shall notify
the indemnifying parties within a reasonable time in writing of any action, claim or liability in respect of which it intends to claim such indemnification, provided that the failure to give timely notice shall not release any of the indemnifying parties from any liability to the extent the indemnifying parties are not prejudiced thereby. The indemnifying parties shall have the right, by prompt notice to the party seeking indemnification to assume the defense of such claim with counsel reasonably satisfactory to the party seeking indemnification, and at the sole cost of the indemnifying parties. If the indemnifying parties do not so assume the defense of such claim, the party seeking indemnification may assume such defense with counsel of its choice and at the sole cost of the indemnifying parties. If the indemnifying parties so assume such defense, the party seeking indemnification may participate therein through counsel of its choice, but at its sole cost. The party not assuming the defense of any such claim shall render all reasonable

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assistance to the party assuming such defense,  and all  out-of-pocket  costs of such assistance shall be for the account of the Indemnifying Parties. No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided that the party seeking indemnification shall have no obligation to consent to any settlement of any such claim which imposes on Semicon any liability or obligation which cannot be assumed and performed in full by the Indemnifying Parties.
         Article VI.  Miscellaneous.
                  6.1 Expenses. Each party shall bear its own expenses incurred in connection with the negotiation and preparation of this Agreement and in connection with all duties and obligations required to be performed by it under this Agreement.
                  6.2 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instructions, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intent and purposes of this Agreement.
                  6.3  Notices.  All  notices,   requests,   demands  and  other
communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by reputable overnight courier or mailed by registered or certified mail, return receipt requested, to the parties at the following addresses (or to such

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other  address  as a party may have  specified  by  notice to the other  parties pursuant to this provision):
                  (a)      if to TTH or Stockholder, at:

                                    1774 LRG 6, Mak Mandin Industrim Estate
                                    13400 Butterworth , Malaysia

                  (b)      if to Semicon, at

                                    554 North State Road
                                    Briarcliff Manor, New York 10510
                                    Attn:  Eugene Pian, President.

                  6.4 Entire Agreement. This Agreement contains, and is intended as, a complete statement of all the terms of the agreements among the parties with respect to the matters provided for, supersedes any previous agreements and understanding among the parties with respect to those matters, and cannot be changed or terminated except by a writing signed by the parties.
                  6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without respect to its choice of law principles.
                  6.6 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."
                  6.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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                  6.8 Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
                  6.9 Choice of Language. The parties declare that at their request, the present Agreement, along with all notices, schedules, etc. has been drawn up in the English language and henceforth, all communications between them are to be in the English language.
                  6.10  Severability.  Any term or provision  of this  Agreement which  is  invalid  or  unenforceable  in any  jurisdiction  shall,  as to  that
jurisdiction,   be   ineffective   to  the   extent   of  such   invalidity   or
unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.


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                  IN WITNESS WHEREOF,  the parties have caused this Agreement to be signed as of the date first written above.

                                                     SEMICON TOOLS, INC.


                                                     By:/s/ Eugene Pian
                                                        Name:  Eugene Pian
                                                        Title: President

                                          STOCKHOLDER:

                                                     /s/ Tan Khay Swee
                                                     Tan Khay Swee